UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Protara Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 1 YR 2 YRS 3 YRS Abstain 4. Vote, on an advisory basis, as to whether the stockholder advisory vote to approve the compensation of our named executive officers, (i.e., Proposal 3) should occur every one, two or three years 01 - Jesse Shefferman 02 - Barry Flannelly, Pharm.D. 03 - Cynthia Smith 1 U P X For Withhold For Withhold For Withhold Proposals — The Board of Directors r A ecommends you vote “FOR” all of the director nominees listed: 04A5JB 2. Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 5. Approval of an amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan 1. Election of three Class III directors to the Board of Directors of Protara Therapeutics, Inc., each to hold office until the annual meeting of stockholders in 2029 For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in the full corporate or partnership name by an authorized signatory. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. _ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._ The Board of Directors recommends you vote “FOR” Proposals 2, 3, 5, 6 and 7, and “1 YEAR” for Proposal 4. 3. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement 6. Approval of an amendment to our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 7. Approval of an amendment to our sixth amended and restated certificate of incorporation allowing officer exculpation as permitted by Delaware law 6 8 6 6 0 7

Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Friday, June 12, 2026 at 12:00 PM Eastern Time Jesse Shefferman and Patrick Fabbio, and each of them, as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Protara Therapeutics, Inc. to be held on Friday, June 12, 2026 at 12:00 PM Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for director listed under Proposal 1, FOR Proposals 2, 3, 5, 6 and 7, and 1 YEAR for Proposal 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side) Protara Therapeutics, Inc. _ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._ Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/TARA